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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  ------------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 15, 2002

                                  ------------

                                  IMAGEX, INC.
             (Exact name of registrant as specified in its charter)

                                  ------------

            WASHINGTON          0-26837            91-1727170
            (State or other     (Commission file   (I.R.S. Employer
            jurisdiction        number)            Identification No.)
            of incorporation)

                         10210 NE POINTS DR., SUITE 200
                           KIRKLAND, WASHINGTON 98033
               (Address of principal executive offices) (Zip code)

                                  ------------

                                 (425) 576-6500
               Registrant's telephone number, including area code

                                  ------------

                                  INAPPLICABLE
          (Former name or former address if changed since last report)

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

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On September 15, 2002, ImageX, Inc. ("the Company") completed the sale of its wholly-owned subsidiary, Extensis, Inc. ("Extensis"), to Celartem Technology USA, Inc., a Delaware corporation and subsidiary of Celartem Technology Inc. (collectively "Celartem").

      In connection with the sale of the Company's holdings in Extensis to Celartem, the Company received a cash payment of $9.2 million, plus up to an additional $2.0 million due over the next two years, if certain revenue targets are met. A copy of the Stock Purchase Agreement is filed with this report as
Exhibit 2.1 and incorporated herein by reference.

      Extensis generated revenues of approximately $12,046,000 and $6,495,000 for the fiscal year ended December 31, 2001 and the six months ended June 30, 2002, respectively. Extensis generated a net loss of approximately $9,122,000 for the fiscal year ended December 31, 2001 and generated net income of approximately $523,000 for the six months ended June 30, 2002. The Company recorded a gain of $3.6 million related to the sale in the third quarter of the fiscal year ending December 31, 2002.

      The text of a press release concerning the transaction is attached to this filing as Exhibit 99.1 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (b) PRO FORMA FINANCIAL INFORMATION.

      The pro forma financial information relating to the Company's disposition of Extensis is filed herewith as Annex A.

   (c) EXHIBITS

2.1 Stock Purchase Agreement dated September 9, 2002 by and among ImageX, Inc., Extensis, Inc. and Celartem Technology USA, Inc.
99.1  Text of Press release issued by ImageX, Inc. dated September 16, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMAGEX, INC.

                                           /s/ RICHARD P. BEGERT
                                           -------------------------------------
                                       By: Richard P. Begert
                                           President and Chief Executive Officer

Dated: September 25, 2002

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                                  EXHIBIT INDEX

Exhibit
Number                                 Description

2.1 Stock Purchase Agreement dated September 9, 2002 by and among ImageX, Inc., Extensis, Inc. and Celartem Technology USA, Inc.
99.1        Text of Press release issued by the ImageX, Inc. dated September 16,
            2002.

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

ANNEX A

            The unaudited pro forma financial information reflects ImageX, Inc.'s disposition of Extensis. On September 9, 2002, the Company announced the sale of its holdings in Extensis. Extensis meets the criteria as a component of an entity in Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets," and will be presented in the Company's form 10-Q for the quarter ending September 30, 2002 and subsequent filings as a discontinued operation. Accordingly, all prior periods presented will be reclassified to reflect the segment as a discontinued operation.

            The unaudited pro forma condensed consolidated financial statements set forth below have been adjusted to exclude the effect of Extensis for each respective financial statement period. The adjustments presented in the unaudited pro forma condensed consolidated statements of operations represent the pro forma historical results for Extensis. The adjustments presented in the pro forma condensed consolidated balance sheet assume the disposition of Extensis occurred June 30, 2002 under the terms outlined in
      Item 2. No significant allocations or estimates were required in preparing these adjustments.

            The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the date indicated, nor are they necessarily indicative of future operating results or financial position.

            The adjustments presented in the unaudited pro forma condensed consolidated statements of operations assume the disposition of Extensis as of June 21, 2000. The Company acquired Extensis on June 21, 2000, consequently, the Company's historical financial statements prior to that date exclude the operations of Extensis and the unaudited pro forma condensed financial of operations for the years ended December 31, 1999 do not reflect the pro forma adjustments.

ANNEX A

                                  IMAGEX, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)

                                  June 30, 2002

                                                       Historical      Adjustments           Pro Forma
                                                       ----------      -----------           ---------
Assets
Current assets:
  Cash and cash equivalents ......................      $  13,053       $   9,014 (1)        $  22,067
  Accounts receivable ............................          6,553          (1,078)(2)            5,475
  Inventories, net ...............................          2,441            (279)(2)            2,162
  Prepaid expenses and other current assets ......            826            (153)(2)              673
                                                        ---------       ---------            ---------
    Total current assets .........................         22,873           7,504               30,377

Restricted cash ..................................            933              --                  933
Property and equipment, net ......................         12,700            (715)(2)           11,985
Goodwill .........................................          9,662          (3,479)(2)            6,183
Other intangible assets, net .....................          5,216            (852)(2)            4,364
                                                        ---------       ---------            ---------
    Total assets .................................      $  51,384       $   2,458            $  53,842
                                                        =========       =========            =========

Liabilities and Shareholders' Equity
Current liabilities:
  Accounts payable ...............................      $   1,701       $    (130)(2)        $   1,571
  Short-term note payable ........................          5,000              --                5,000
  Accrued liabilities ............................          3,207            (790)(2,3)          2,417
                                                        ---------       ---------            ---------
    Total current liabilities ....................          9,908            (920)               8,988

Shareholders' equity:
  Common stock, $0.01 par value; 70,000
    shares authorized; 31,080 shares issued
    and outstanding ..............................            311              --                  311
  Additional paid-in capital .....................        203,862              --              203,862
  Deferred stock based compensation ..............            (24)             --                  (24)
  Notes receivable from shareholders .............            (28)             --                  (28)
  Accumulated deficit ............................       (162,645)          3,378 (4)         (159,267)
                                                        ---------       ---------            ---------
    Total shareholders' equity ...................         41,476           3,378               44,854
                                                        ---------       ---------            ---------

    Total liabilities and shareholders' equity ...      $  51,384       $   2,458            $  53,842
                                                        =========       =========            =========

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(1) Cash of $9.0 million due upon sale of Extensis, plus estimated adjustment for change in working capital.
(2) Adjustments for assets sold and liabilities assumed upon sale of Extensis.
(3) Adjustments for sale related expenses consisting of accounting and legal fees.
(4) Adjustment for gain on sale of Extensis.

ANNEX A

                                  IMAGEX, INC.
      SUMMARY OF PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands except per share data)
                                   (unaudited)

                                                                                --------------------

                                                 Year Ended December 31,          Six Months Ended
                                                 -----------------------              June 30,
                                                                                      --------

                                              1999        2000        2001        2001        2002
                                              ----        ----        ----        ----        ----
Revenues ................................   $ 11,499    $ 41,861    $ 44,423    $ 24,138    $ 17,863
Cost of revenues ........................      8,541      32,690      34,682      18,893      13,913
                                            --------    --------    --------    --------    --------
Gross profit ............................      2,958       9,171       9,741       5,245       3,950

Operating expenses:
  General and administrative
     (excluding amortization of
     stock based compensation of
     $1,938, $1,351, $643, $500
     and $212) ..........................     11,002      24,380      20,993      12,590       9,847
  Sales and marketing ...................      6,765      18,667      10,580       6,338       3,497
  Product development (excluding
     amortization of stock based
     compensation of $346, $330,
     ($180), ($180) and $0) .............      3,770       7,984       7,415       4,642       1,791
  Amortization of stock based
     compensation, goodwill and
     other intangibles ..................      2,497       2,937       2,380       1,280         685
                                            --------    --------    --------    --------    --------
Total operating expenses ................     24,034      53,968      41,368      24,850      15,820
                                            --------    --------    --------    --------    --------

Loss from operations ....................    (21,076)    (44,797)    (31,627)    (19,605)    (11,870)

   Interest income, net .................        241       3,721         850         591          86
                                            --------    --------    --------    --------    --------

Net loss from continuing operations .....   $(20,835)   $(41,076)   $(30,777)   $(19,014)   $(11,784)
                                            ========    ========    ========    ========    ========

Basic and diluted net loss per share:
   Basic and diluted net loss per
      share .............................   $  (3.06)   $  (1.75)   $  (1.07)   $  (0.71)   $  (0.38)
                                            ========    ========    ========    ========    ========

Weighted-average shares outstanding,
      basic and diluted .................      6,805      23,534      28,783      26,853      30,860
                                            ========    ========    ========    ========    ========

                                                                                --------------------

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

ANNEX A

                                  IMAGEX, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands except per share data)
                                   (unaudited)

                          Year Ended December 31, 1999

                                                               Historical    Adjustments      Pro Forma
                                                               ----------    -----------      ---------
Revenues .................................................      $ 11,499       $     --       $ 11,499
Cost of revenues .........................................         8,541             --          8,541
                                                                --------       --------       --------
Gross profit .............................................         2,958             --          2,958

Operating expenses:
  General and administrative (excluding
     amortization of stock based compensation of
     $1,938) .............................................        11,002             --         11,002
  Sales and marketing ....................................         6,765             --          6,765
  Product development (excluding amortization of
     stock based compensation of $346) ...................         3,770             --          3,770
  Amortization of stock based compensation,
     goodwill and other intangibles ......................         2,497             --          2,497
                                                                --------       --------       --------
Total operating expenses .................................        24,034             --         24,034
                                                                --------       --------       --------

Loss from operations .....................................       (21,076)            --        (21,076)

   Interest income, net ..................................           241             --            241
                                                                --------       --------       --------

Net loss from continuing operations ......................      $(20,835)      $     --       $(20,835)
                                                                ========       ========       ========

Basic and diluted net loss per share:
   Basic and diluted net loss per share ..................      $  (3.06)                     $  (3.06)
                                                                ========                      ========

Weighted-average shares outstanding, basic and diluted ...         6,805                         6,805
                                                                ========                      ========

--------------------------------------------------------------------------------

ANNEX A

                                  IMAGEX, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands except per share data)
                                   (unaudited)

                          Year Ended December 31, 2000

                                                               Historical      Adjustments       Pro Forma
                                                               ----------      -----------       ---------
Revenues .................................................      $ 50,731       $ (8,870)(1)      $ 41,861
Cost of revenues .........................................        33,963         (1,273)(2)        32,690
                                                                --------       --------          --------
Gross profit .............................................        16,768         (7,597)            9,171

Operating expenses:
  General and administrative (excluding
     amortization of stock based compensation of
     $1,351) .............................................        25,470         (1,090)(3)        24,380
  Sales and marketing ....................................        24,942         (6,275)(4)        18,667
  Product development (excluding amortization of
     stock based compensation of $330) ...................        10,828         (2,844)(5)         7,984
  Amortization of stock based compensation,
     goodwill and other intangibles ......................         5,645         (2,708)(6)         2,937
  In-process research and development ....................         1,062         (1,062)(7)            --
                                                                --------       --------          --------
Total operating expenses .................................        67,947        (13,979)           53,968
                                                                --------       --------          --------

Loss from operations .....................................       (51,179)         6,382           (44,797)

   Interest income, net ..................................         3,724             (3)            3,721
                                                                --------       --------          --------

Net loss from continuing operations ......................      $(47,455)      $  6,379          $(41,076)
                                                                ========       ========          ========

Basic and diluted net loss per share:
   Basic and diluted net loss per share ..................      $  (2.02)                        $  (1.75)
                                                                ========                         ========

Weighted-average shares outstanding, basic and diluted ...        23,534                           23,534
                                                                ========                         ========

--------------------------------------------------------------------------------

(1) Represents revenues of Extensis for the period.
(2) Represents cost of revenues of Extensis for the period.
(3) Represents general and administrative expenses of Extensis for the period.
(4) Represents sales and marketing expenses of Extensis for the period.
(5) Represents product development expenses of Extensis for the period.
(6) Represents amortization of goodwill and other intangibles of Extensis for the period.
(7) Represents in-process research and development of Extensis for the period.

ANNEX A

                                  IMAGEX, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands except per share data)
                                   (unaudited)

                          Year Ended December 31, 2001

                                                               Historical      Adjustments       Pro Forma
                                                               ----------      -----------       ---------
Revenues .................................................      $ 56,469       $(12,046)(1)      $ 44,423
Cost of revenues .........................................        37,001         (2,319)(2)        34,682
                                                                --------       --------          --------
Gross profit .............................................        19,468         (9,727)            9,741

Operating expenses:
  General and administrative (excluding
     amortization of stock based compensation of
     $643) ...............................................        25,633         (4,640)(3)        20,993
  Sales and marketing ....................................        17,109         (6,529)(4)        10,580
  Product development (excluding amortization of
     stock based compensation of ($180)) .................        10,233         (2,818)(5)         7,415
  Amortization of stock based compensation,
     goodwill and other intangibles ......................         7,242         (4,862)(6)         2,380
                                                                --------       --------          --------
Total operating expenses .................................        60,217        (18,849)           41,368
                                                                --------       --------          --------

Loss from operations .....................................       (40,749)         9,122           (31,627)

   Interest income, net ..................................           847              3               850
                                                                --------       --------          --------

Net loss from continuing operations ......................      $(39,902)      $  9,125          $(30,777)
                                                                ========       ========          ========

Basic and diluted net loss per share:
   Basic and diluted net loss per share ..................      $  (1.39)                        $  (1.07)
                                                                ========                         ========

Weighted-average shares outstanding, basic and diluted ...        28,783                           28,783
                                                                ========                         ========

--------------------------------------------------------------------------------

(1) Represents revenues of Extensis for the period.
(2) Represents cost of revenues of Extensis for the period.
(3) Represents general and administrative expenses of Extensis for the period.
(4) Represents sales and marketing expenses of Extensis for the period.
(5) Represents product development expenses of Extensis for the period.
(6) Represents amortization of goodwill and other intangibles of Extensis for the period.

ANNEX A

                                  IMAGEX, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands except per share data)
                                   (unaudited)

                         Six Months Ended June 30, 2001

                                                               Historical      Adjustments       Pro Forma
                                                               ----------      -----------       ---------
Revenues .................................................      $ 30,176       $ (6,038)(1)      $ 24,138
Cost of revenues .........................................        20,003         (1,110)(2)        18,893
                                                                --------       --------          --------
Gross profit .............................................        10,173         (4,928)            5,245

Operating expenses:
  General and administrative (excluding
     amortization of stock based compensation of
     $500) ...............................................        15,079         (2,489)(3)        12,590
  Sales and marketing ....................................        10,237         (3,899)(4)         6,338
  Product development (excluding amortization of
     stock based compensation of ($180)) .................         6,631         (1,989)(5)         4,642
  Amortization of stock based compensation,
     goodwill and other intangibles ......................         3,912         (2,632)(6)         1,280
                                                                --------       --------          --------
Total operating expenses .................................        35,859        (11,009)           24,850
                                                                --------       --------          --------

Loss from operations .....................................       (25,686)         6,081           (19,605)

   Interest income, net ..................................           588              3               591
                                                                --------       --------          --------

Net loss from continuing operations ......................      $(25,098)      $  6,084          $(19,014)
                                                                ========       ========          ========

Basic and diluted net loss per share:
   Basic and diluted net loss per share ..................      $  (0.93)                        $  (0.71)
                                                                ========                         ========

Weighted-average shares outstanding, basic and diluted ...        26,853                           26,853
                                                                ========                         ========

--------------------------------------------------------------------------------

(1) Represents revenues of Extensis for the period.
(2) Represents cost of revenues of Extensis for the period.
(3) Represents general and administrative expenses of Extensis for the period.
(4) Represents sales and marketing expenses of Extensis for the period.
(5) Represents product development expenses of Extensis for the period.
(6) Represents amortization of goodwill and other intangibles of Extensis for the period.

ANNEX A

                                  IMAGEX, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands except per share data)
                                   (unaudited)

                         Six Months Ended June 30, 2002

                                                               Historical      Adjustments       Pro Forma
                                                               ----------      -----------       ---------
Revenues .................................................      $ 24,358       $ (6,495)(1)      $ 17,863
Cost of revenues .........................................        15,143         (1,230)(2)        13,913
                                                                --------       --------          --------
Gross profit .............................................         9,215         (5,265)            3,950

Operating expenses:
  General and administrative (excluding
     amortization of stock based compensation of
     $212) ...............................................        11,088         (1,241)(3)         9,847
  Sales and marketing ....................................         5,942         (2,445)(4)         3,497
  Product development (excluding amortization of
     stock based compensation of $0) .....................         2,847         (1,056)(5)         1,791
  Amortization of stock based compensation and
     other intangibles ...................................           685             --               685
                                                                --------       --------          --------
Total operating expenses .................................        20,562         (4,742)           15,820
                                                                --------       --------          --------

Income (loss) from operations ............................       (11,347)          (523)          (11,870)

   Interest income, net ..................................            86             --                86
                                                                --------       --------          --------

Net income (loss) from continuing operations .............      $(11,261)      $   (523)         $(11,784)
                                                                ========       ========          ========

Basic and diluted net loss per share:
   Basic and diluted net loss per share ..................      $  (0.36)                        $  (0.38)
                                                                ========                         ========

Weighted-average shares outstanding, basic and diluted ...        30,860                           30,860
                                                                ========                         ========

--------------------------------------------------------------------------------

(1) Represents revenues of Extensis for the period.
(2) Represents cost of revenues of Extensis for the period.
(3) Represents general and administrative expenses of Extensis for the period.
(4) Represents sales and marketing expenses of Extensis for the period.
(5) Represents product development expenses of Extensis for the period.